Exhibit 99.1

TEN Holdings, Inc. to Add Conversational AI Solutions to Service Portfolio

Langhorne, PA, March 24, 2025 – TEN Holdings, Inc. (NASDAQ: XHLD) (“TEN Holdings” or the “Company”), a provider of event planning, production, and broadcasting services, today announced the Company’s ability to add conversational artificial intelligence (“AI”) solutions to its service offering through a new partnership announced by V-Cube Inc., its controlling shareholder.

This new service offering reinforces the Company’s mission to enhance corporate virtual events for our clients. By offering conversational AI solutions, the Company expects to enable event companies to scale operations efficiently while achieving significant cost savings through the power of AI automation. Additionally, the Company believes that conversational AI will provide valuable insights into attendee behavior and preferences, allowing for more personalized and engaging experiences.

“At TEN Holdings, Inc., we are committed to delivering the most advanced and effective solutions for our clients. By now offering conversational AI solutions, we believe we can elevate the virtual event experience while empowering event companies to scale more effectively and make data-driven decisions,” said Randy Jones, Chief Executive Officer of TEN Holdings, Inc.

Enterprises interested in utilizing conversational AI for virtual enterprise events may contact the Company at its contact information below.

About TEN Holdings, Inc.

The Company is a provider of event planning, production, and broadcasting services headquartered in Pennsylvania. The Company mainly produces virtual and hybrid events and physical events. Virtual and hybrid events involve virtual and hybrid event planning, production and broadcasting services, and continuing education services, all of which are supported by the Company’s proprietary Xyvid Pro Platform. Physical events mainly involve live streaming and video recording of physical events. To learn more, visit www.tenholdingsinc.com.

About V-Cube, Inc.

V-cube’s mission is to “provide even opportunity to everybody”. By creating an environment where people can communicate “anytime” and “anywhere”, V-Cube, Inc. is working to eliminate the diverse inequalities that arise from time-and distance-constraints, through visual communication, to resolve social issues such as a declining birthrate, an aging society, long working hours, education and medical disparities, and realize a society in which all people can equally earn opportunities. All information about V-Cube, Inc. has been reviewed and approved by V-Cube, Inc.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties related to market conditions and other factors discussed in the “Risk Factors” section of the Company’s registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”) and other SEC filings. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and TEN Holdings, Inc. specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

For more information, please contact:

Investor Relations Contact:

Erica Scudilla

Email: hello@tenholdingsinc.com

Investor Relations Inquiries:

Skyline Corporate Communications Group, LLC

Scott Powell, President

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

Office: (646) 893-5835

Email: info@skylineccg.com